EXHIBIT 10.7

NOTE TO CLERK: THIS IS A SUPPLEMENTAL INSTRUMENT OF WRITING AS DEFINED IN SECTION 12-101(g), REAL PROPERTY ARTICLE, ANNOTATED CODE OF MARYLAND (1994 REPL. VOL.) WHICH IS EXEMPT FROM RECORDATION TAX PURSUANT TO SECTION 12-108(e) OF THE AFORESAID CODE.

FOURTH MODIFICATION AGREEMENT — LEASEHOLD
DEED OF TRUST AND SECURITY AGREEMENT

     THIS FOURTH MODIFICATION AGREEMENT — LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT (this “Amendment”) is made as of the 1st day of October, 2001 by and among BIORELIANCE CORPORATION, a corporation organized and in good standing under the laws of State of Delaware, successor in interest to and formerly known of record as MICROBIOLOGICAL ASSOCIATES, INC., (the “Grantor”), ELIZABETH F. SHORE, as trustee (the “Trustee”) and BANK OF AMERICA, N.A., successor to NATIONSBANK, N.A., a national banking association successor-in-interest to MARYLAND NATIONAL BANK, a national banking association (the “Beneficiary”).

RECITALS

       A.     The Beneficiary has made a line of credit converting into a term loan (the “Loan”) in the original principal amount of Three Million Dollars ($3,000,000), which Loan is evidenced by that certain Deed of Trust Note dated December 17, 1993 from the Grantor and Microbiological Associates International Limited, which name has been changed to BioReliance Limited (“MAL”), which Deed of Trust Note was amended by that certain First Loan Modification Agreement (the “First Loan Modification Agreement”) dated May 31, 1994 by and among the Beneficiary, the Grantor, MAL, MAGENTA Corporation and Magenta Services, Ltd.,

which among other things added Magenta Corporation and Magenta Services, Ltd. as joint and several co-makers to the Deed of Trust Note, which Deed of Trust Note was further amended by that certain Second Loan Modification Agreement dated September 30, 1994 by and among the Grantor, MAL, MAGENTA Corporation (“Magenta”), Magenta Services, Ltd. (“Magenta Services”) and the Beneficiary, and which Deed of Trust Note was amended and restated in its entirety pursuant to the provisions of that certain Third Loan Modification Agreement dated as of December 1, 1994, by and among the Grantor, MAL, Magenta, Magenta Services and the Beneficiary, which among other things, increased the maximum principal amount of the Loan from Three Million Dollars ($3,000,000) to Four Million Three Hundred Thousand Dollars ($4,300,000), which Deed of Trust Note was further amended by that certain Deed of Trust Note Modification Agreement dated as of October 31, 1997 by and among the Grantor, MA BioServices, Inc., Magenta and Magenta Viral Production, Inc. and the Beneficiary, which among other things, added certain parties to and released certain parties from the Note, which among other things, modified the interest rate applicable to the Loan, which Deed of Trust Note was further amended by that certain Third Deed of Trust Note Modification Agreement, Dated as of November 30, 1999, by and among Grantor, MA BioServices, Inc., Magenta and Magenta Viral Production, Inc. and the Beneficiary, which among other things, extended the maturity date of the Loan, and which Deed of Trust Note is being further amended by that certain Fourth Deed of Trust Note Modification Agreement, of even date herewith by and among the Grantor, BioReliance Testing and Development, LLC (“BT&D LLC”), BioReliance Manufacturing, LLC (“BMF LLC”) and BioReliance Viral Manufacturing, Inc., (collectively, the “Borrowers”) and the Beneficiary, which among other things, added BT&D LLC and BMF LLC as joint and several co-makers of the Deed of Trust Note (the Deed of Trust Note as amended and restated from time to time, is hereinafter called, the “Note”).

       B.     The Loan is secured by that certain Leasehold Deed of Trust and Security Agreement dated December 17, 1993 from the Grantor to the trustees named therein for the benefit of the Beneficiary, which Leasehold Deed of Trust and Security Agreement was recorded December 20, 1993, among the Land Records for Montgomery County, Maryland in Liber 12140, at folio 779, and which Leasehold Deed of Trust and Security Agreement was amended by that certain Modification Agreement-Leasehold Deed of Trust and Security Agreement dated December 1, 1994 by and among the Grantor, the trustees named therein and the Beneficiary, which Leasehold Deed of Trust and Security Agreement was further amended by that certain Second Modification Agreement-Leasehold Deed of Trust and Security Agreement dated October 31, 1997 by and among the Grantor, the trustees named therein and the Beneficiary (the “Second Modification Agreement”), and which was further amended by that certain Third Modification Agreement-Leasehold Deed of Trust and Security Agreement dated as of April 1, 1998 by and among the Grantor, the trustees named therein and the Beneficiary (the Leasehold Deed of Trust and Security Agreement as thereafter amended from time to time is hereinafter called the “Deed of Trust”).

       C.     The Borrowers and the Beneficiary have entered into that certain Amended and Restated Replacement Loan Agreement dated October 31, 1997 (the “Restated Loan Agreement”), which Restated Loan Agreement was amended by that certain First Amendment to Amended and Restated Replacement Loan Agreement dated as of April 1, 1998, which was further amended by that certain Second Amendment to Amended and Restated Replacement

Loan Agreement dated as of December 30, 1999, which was further amended by that certain Third Amendment to Amended and Restated Replacement Loan Agreement dated as of June 1, 2001 and which is being further amended by that certain Fourth Amendment to Amended and Restated Replacement Loan Agreement even date herewith (the “Fourth Amendment”) (the Restated Loan Agreement as amended from time to time is hereinafter called the “Loan Agreement”).

       D.     The Borrowers have requested and the Beneficiary has agreed to amend or delete certain provisions of the Deed of Trust to conform with the terms and provisions of the Fourth Amendment, all as more fully described herein.

                 NOW, THEREFORE, this Amendment, witnesseth that for Five Dollars ($5.00) and other good and valuable consideration payable to each of the parties by the other parties, the parties hereby agree as follows:

        1.      Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

        2.      Definitions. The definition of Borrower added to the Deed of Trust by the Second Modification Agreement is hereby deleted and replaced in its entirety as follows:

                 Borrower — each of the Grantor, BioReliance Testing and Development, LLC, BioReliance Manufacturing, LLC and BioReliance Viral Manufacturing, Inc. and collectively, the Borrowers.

        3.      Additional Representations and Warranties. The Grantor hereby represents and warrants that:

                (a)     The Deed of Trust, as modified by this Amendment, is the Grantor’s valid, binding and enforceable obligation and constitutes a first lien on the Grantor’s leasehold interest in the Mortgaged Property;

                (b)     The Grantor has no present claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature which they can assert against the Beneficiary in connection with the making, closing, administration, collection and/or enforcement by the Beneficiary of the Obligations, the Deed of Trust or any related agreement. In the event that the Grantor has any present claims, actions or causes of action, defenses, counterclaims or setoffs of any kind or nature which it may now assert against the Beneficiary in connection with the making, closing, administration, collection and/or enforcement by the Beneficiary by the Obligations, the Deed of Trust or any related agreements, which occurred prior to the date of this Amendment then by executing this Amendment they have forever irrevocably waived and relinquished them.

        4.      Confirmation. Except as expressly modified hereby, the Deed of Trust as previously modified, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The parties hereto acknowledge that the Trustee is executing this Amendment for the sole purpose of consenting to the terms hereof. This Amendment shall be one of the “Loan Documents” for all purposes of the Deed of Trust.

        5.      Counterparts. This Amendment may be executed in any number of multiple counterparts, each of which shall be deemed an original hereof and all of which when taken together shall constitute one and the same instrument.

        6.      Further Assurances. The Grantor shall execute and deliver such additional documents and instruments and perform such further acts as may be requested by the Beneficiary from time to time to confirm the provisions of this Amendment, to carry out more effectively the purposes of the Amendment, or to confirm the priority of the lien created by the Deed of Trust, as modified by this Amendment, on any property, rights or interest encumbered or intended to be encumbered by the Deed of Trust, as modified by this Amendment.

        7.      ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS AMENDMENT, THE DEED OF TRUST, THE LOAN DOCUMENTS OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE (“J.A.M.S.”) AND THE “SPECIAL RULES” SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AMENDMENT OR DOCUMENT MAY BRING ANY ACTION,

INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AMENDMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

       (A)     SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

       (B)     RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, AMENDMENT OR DOCUMENT SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AMENDMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE BENEFICIARY OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. §91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BENEFICIARY: (a) TO EXERCISE SELF HELP REMEDIES (BUT NOT INCLUDING SETOFF), OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT

PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BENEFICIARY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AMENDMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

        8.      Notices. From and after the date of this Amendment, all notices to the Grantor and the Beneficiary under the Deed of Trust shall be given to such parties in the manner and at the addresses set forth in the Restated Loan Agreement.

        9.      Severability. If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Amendment and the same provision as applied under the circumstances shall remain in full force and effect and shall be liberally construed in favor of the Beneficiary in order to affect the intent of this Amendment.

       10.     Governing Law and Captions. This Amendment shall be governed and construed in accordance with the laws of the State of Maryland. The headings used in this Amendment are for the convenience of the parties only and shall not be used in interpreting and construing the meaning of this Amendment.

        WITNESS the signatures and seals of the parties hereto as of the day and year first above written:

GRANTOR:

WITNESS/ATTEST:	BIORELIANCE CORPORATION

/s/ Evdoxia E. Kopsidas	By: /s/ John L. Coker (SEAL) Name: John L. Coker Title: Vice President— Finance and Administration, Chief Financial Officer

BENEFICIARY:

BANK OF AMERICA, N.A.

By: /s/ Elizabeth F. Shore (SEAL) Elizabeth F. Shore Vice President

WITNESS:	TRUSTEE:

/s/ Michael J. Radcliffe	By: /s/ Elizabeth F. Shore (SEAL) Elizabeth F. Shore, as Trustee

STATE/COMMONWEALTH OF MARYLAND,
CITY/COUNTY OF MONTGOMERY, TO WIT:

     I HEREBY CERTIFY, that on this 29th day of March, 2002, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared John L. Coke, who acknowledged himself to be the Vice President of BioReliance Corporation, a Delaware corporation known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Agent of said corporation by signing the name of the corporation by himself as Vice President.

     WITNESS my hand and Notarial Seal.

/s/ Suzanne Rice Notary Public

My Commission Expires: 11-1-03.

STATE/COMMONWEALTH OF MARYLAND,
CITY/COUNTY OF MONTGOMERY, TO WIT:

     I HEREBY CERTIFY, that on this 29 day of March, 2002, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Elizabeth F. Shore, known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

/s/ Connie Bruce Notary Public

My Commission Expires: 4-27-03

STATE/COMMONWEALTH OF MARYLAND,
CITY/COUNTY OF MONTGOMERY, TO WIT:

     I HEREBY CERTIFY, that on this 29 day of March, 2002 before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Elizabeth F. Shore, who acknowledged herself to be a Vice President of NATIONSBANK, N.A. known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained as the duly authorized Vice President of said national association signing the name of the national association by herself as Vice President.

     WITNESS my hand and Notarial Seal.

/s/ Connie Bruce Notary Public

My Commission Expires: 4-27-03

     THE UNDERSIGNED, a member in good standing of the Bar of the Court of Appeals of Maryland, hereby certifies that the within instrument was prepared by him.

Richard M. Pollak

Grantee’s Address:

c/o NationsBank, N.A.
6610 Rockledge Drive, Third Floor
Bethesda, Maryland 20817
Attn: Elizabeth F. Shore
           Commercial Banking

Property Address:

9900 Blackwell Road
Rockville, Maryland 20850

Title Insurer:

Chicago Title Insurance Company